UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2004



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                        GMACM Home Loan Trust 2004-HLTV1
             (Exact name of registrant as specified in its charter)

            Delaware                     333-117232            41-1955181
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
       incorporation)                                       Identification No.)

                 8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
                     (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (952) 832-7000

                                            N/A
                    (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        On September 29, 2004, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Loan-Backed Term Notes, Series 2004-HLTV1, pursuant to the Indenture, dated as of September 29, 2004, between GMACM Home Loan Trust 2004-HLTV1, as issuer and Bank One, National Association, as Indenture Trustee.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(C).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        4.1 Servicing Agreement dated as of September 29, 2004 among GMAC Mortgage Corporation, as servicer, the GMACM Home Loan Trust 2004-HLTV1, as issuer, and JPMorgan Chase Bank, as indenture trustee.

        4.2    Trust   Agreement   dated  as  of  September   29,  2004  between
               Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.3 Indenture dated as of September 29, 2004 between the GMACM Home Loan Trust 2004-HLTV1, as issuer, and JPMorgan Chase Bank, as indenture trustee.

        10.1 Home Loan Purchase Agreement dated as of September 29, 2004 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2004-HLTV1, as issuer, and JPMorgan Chase Bank, as indenture trustee.

        10.2 The Surety Bond dated as of the September 29, 2004, Policy No. 04030036, issued by Financial Guaranty Insurance Company.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.



                                                   By:  /s/ Patricia C. Taylor
                                                     Name:   Patricia C. Taylor
                                                     Title:  Vice President



Dated:  September 29, 2004

                                  Exhibit Index


Exhibit

        4.1 Servicing Agreement dated as of September 29, 2004 among GMAC Mortgage Corporation, as servicer, the GMACM Home Loan Trust 2004-HLTV1, as issuer, and JPMorgan Chase Bank, as indenture trustee.

        4.2     Trust   Agreement   dated  as  of  September  29,  2004  between
                Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.3 Indenture dated as of September 29, 2004 between the GMACM Home Loan Trust 2004-HLTV1, as issuer, and JPMorgan Chase Bank, as indenture trustee.

        10.1 Home Loan Purchase Agreement dated as of September 29, 2004 among GMAC Mortgage Corporation, as seller, Walnut Grove
                Mortgage Loan Trust 2003-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2004-HLTV1, as issuer, and JPMorgan Chase Bank, as indenture trustee.

        10.2 The Surety Bond dated as of the September 29, 2004, Policy No. 04030036, issued by Financial Guaranty Insurance Company.